Debt And Other Long-Term Liabilities (Notes)	6 Months Ended
Jun. 30, 2013
Long-term Debt, Unclassified [Abstract]
Long Term Debt and Other Liabilities [Text Block]
DEBT AND OTHER LONG-TERM LIABILITIES

As of June 30, 2013	Debt and Other Liabilities
Dollars in thousands	Current	Long-term	Total
Senior unsecured notes	$—	$350,000	$350,000
Callable convertible debt	51,105	—	51,105
Term loan	17,500	135,625	153,125
Asset retirement obligation	—	12,444	12,444
Other liabilities	15	12,796	12,811
Total	$68,620	$510,865	$579,485
As of December 31, 2012	Debt and Other Liabilities
Dollars in thousands	Current	Long-term	Total
Convertible debt	$—	$172,810	$172,810
Term loan	15,312	144,375	159,687
Asset retirement obligation	—	14,020	14,020
Other liabilities	217	9,974	10,191
Total	$15,529	$341,179	$356,708

Senior Unsecured Notes
On March 12, 2013, we and certain subsidiaries of ours, as subsidiary guarantors (the “Subsidiary Guarantors”), entered into an indenture (the “Indenture”) with Wells Fargo Bank, National Association, as trustee, pursuant to which we issued $350.0 million principal amount of 6.000% Senior Notes due 2019 (the “Notes”) at par for proceeds, net of expenses, of $343.8 million and the Subsidiary Guarantors would guarantee the Notes (the “Guarantees”). We will use the proceeds of this offering primarily toward Convertible Note repayment and other corporate purposes. The Notes and the Guarantees are general unsecured obligations and are effectively subordinated to all of our and Subsidiary Guarantors’ existing and future secured debt to the extent of the collateral securing that secured debt. In addition, the Notes will be effectively subordinated to all of the liabilities of our existing and future subsidiaries that are not guaranteeing the Notes. Interest on the Notes will be payable on March 15 and September 15 of each year, beginning on September 15, 2013, with the Notes maturing on March 15, 2019.
We may redeem any of the Notes beginning on March 15, 2016, at a redemption price of 103% of their principal amount plus accrued and unpaid interest (and additional interest, if any); then the redemption price for the Notes will be 101.5% of their principal amount plus accrued and unpaid interest (and additional interest, if any) for the twelve-month period beginning March 15, 2017; and then the redemption price for the Notes will be 100% of their principal amount plus accrued interest and unpaid interest (and additional interest, if any) beginning on March 15, 2018. We may also redeem some or all of the Notes before March 15, 2016, at a redemption price of 100% of the principal amount, plus accrued and unpaid interest (and additional interest, if any), to the redemption date, plus an applicable “make-whole” premium. In addition, before March 15, 2016, we may redeem up to 35% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at 106% of their principal amount plus accrued and unpaid interest (and additional interest, if any); the Company may make such redemption only if, after any such redemption, at least 65% of the aggregate principal amount of Notes originally issued remains outstanding.
Upon a change of control (as defined in the Indenture), we will be required to make an offer to purchase the Notes or any portion thereof. That purchase price will equal 101% of the principal amount of the Notes on the date of purchase plus accrued and unpaid interest (and additional interest, if any). If we make certain asset sales and do not reinvest the proceeds or use such proceeds to repay certain debt, we will be required to use the proceeds of such asset sales to make an offer to purchase the Notes at 100% of their principal amount, together with accrued and unpaid interest and additional interest, if any, to the date of purchase.
The terms of the Notes restrict our ability and the ability of certain of its subsidiaries to, among other things: incur additional indebtedness; create liens; pay dividends or make distributions in respect of capital stock; purchase or redeem capital stock; make investments or certain other restricted payments; sell assets; enter into transactions with stockholders or affiliates; or effect a consolidation or merger. However, these and other limitations set forth in the Indenture will be subject to a number of important qualifications and exceptions.
The Indenture provides for customary events of default which include (subject in certain cases to grace and cure periods), among others: nonpayment of principal or interest or premium; breach of covenants or other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the failure to pay certain final judgments; the invalidity of certain of the Subsidiary Guarantors’ Guarantees; and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs and is continuing under the Indenture, either the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount plus accrued and unpaid interest on the Notes to be immediately due and payable.
Revolving Line of Credit and Term Loan
Our current credit facility, entered into on July 15, 2011, provides for a five-year, $175.0 million term loan and a $450.0 million revolving line of credit. Subject to additional commitments from lenders, we have the option to increase the aggregate facility size by $250.0 million, which can comprise additional term loans and a revolving line of credit.
The credit facility is secured by a first priority security interest in substantially all of our assets and the assets of our domestic subsidiaries, as well as a pledge of a substantial portion of certain equity interests in our subsidiaries. As of June 30, 2013, there was no outstanding revolving line of credit borrowing and we were in compliance with the covenants of the credit facility.
On July 15, 2011, we borrowed $175.0 million under the term loan facility. The Credit Facility matures on July 15, 2016, at which time all outstanding borrowings must be repaid. The annual interest rate on the credit facility is variable, based on an index plus a margin determined by our consolidated net leverage ratio. In 2013, the applicable LIBOR Rate margin was fixed at 125 basis points and the applicable Base Rate margin was fixed at 25 basis points. The interest rate on amounts outstanding under the term loan at June 30, 2013, was 1.45%.
The term loan is subject to mandatory debt repayments of the outstanding borrowings. The schedule of future principal repayments is as follows:

Dollars in thousands	Repayment Amount
Remaining due in 2013	$8,751
2014	19,687
2015	21,875
2016	102,812
Total	$153,125

Convertible Debt
The aggregate outstanding principal of our 4.0% Convertible Senior Notes (the “Convertible Notes”) is $53.7 million. The Convertible Notes bear interest at a fixed rate of 4.0% per annum, payable semi-annually in arrears on each March 1 and September 1, and mature on September 1, 2014. The effective interest rate at issuance was 8.5%. As of June 30, 2013, we were in compliance with all covenants.
The Convertible Notes become convertible (the “Conversion Event”) when the closing price of our common stock exceeds $52.38, 130% of the Convertible Notes’ conversion price, for at least 20 trading days during the 30 consecutive trading days prior to each quarter-end date. If the Convertible Notes become convertible and should the holders elect to convert, we will be required to pay them up to the full face value of the Convertible Notes in cash as well as deliver shares of our common stock for any excess conversion value. The number of potentially issued shares increases as the market price of our common stock increases. As of June 30, 2013, such early conversion event was met. As a result, the Convertible Notes were classified as a current liability and the debt conversion feature was classified as temporary equity on our Consolidated Balance Sheets. In the six months ended June 30, 2013, we retired a combined 131,248 Convertible Notes or $131.2 million in face value of Convertible Notes, through open market purchases and the note holders electing to convert, for $169.6 million in cash and the issuance of 255,499 shares of common stock. The amount by which the total consideration including cash paid and value of the shares issued exceeds the fair value of the Notes is recorded as a reduction of stockholders’ equity. The loss from early extinguishment of these Convertible Notes was approximately $5.9 million and is recorded in interest expense in our Consolidated Statements of Comprehensive Income. Additional details of our Convertible Notes are as follows:

Dollars in thousands	Principal	Discount	Net
Outstanding December 31, 2012	$184,983	$(12,173)	$172,810
Early extinguishments and debt conversion	(131,248)	6,769	(124,479)
Amortization of discount	—	2,774	2,774
Outstanding June 30, 2013	$53,735	$(2,630)	$51,105

The following interest expense was related to our Convertible Notes:

	Three Months Ended June 30,		Six Months Ended June 30,
Dollars in thousands	2013	2012	2013	2012
Contractual interest expense	$1,115	$2,000	$2,816	$4,000
Amortization of debt discount	1,111	1,764	2,774	3,481
Total interest expense related to the Convertible Notes	$2,226	$3,764	$5,590	$7,481

The remaining unamortized debt discount is expected to be recognized as non-cash interest expense as follows (in thousands):

Non-cash
Year	Interest Expense
Remainder of 2013	$1,090
2014	1,540
Total unamortized discount	$2,630

Total interest expense including the loss on early retirement of debt for the three months ended June 30, 2013 and 2012 was $13.3 million and $4.2 million, respectively, and was $19.9 and $9.4 million for the six months ended June 30, 2013 and 2012 respectively. As of June 30, 2013 we were in compliance with all debt covenants.